Thrace Basin September 2011 Exhibit 99.1

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

Forward Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities;
revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading  “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 available at our website at www.transatlanticpetroleum.com and www.sec.gov. See also
TransAtlantic’s 2010 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves,
“prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources
BOE is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil.  Boe may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf: 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

Company Overview
TransAtlantic Petroleum Ltd. is an international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas in Turkey, Bulgaria and Romania.

NYSE-AMEX:
Toronto:
TAT
TNP
Share Price (1) : $0.80
Market Cap (1) : $292.3 million
Enterprise Value (1) : $427.4 million
Proved Reserves (2) : 17.2 MMboe
SEC PV10 (3) : $536.3 million
(1) Priced as of market close on 10/7/2011
(2) Pro-forma YTD acquisitions and divestitures. Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2010 based on $79.00/barrel and $7.77/Mcf and
Pro Forma for TBNG Acquisition assuming 6/1/11 D&M reserve report based on $92.00/barrel and $7.64/Mcf for gas. BOE conversions are calculated by the Company.
(3) Please see slide 19 for a reconciliation of our PV10 to our standardized measure.
Executive Management
Chairman & CEO: N. Malone Mitchell, 3rd
President, COO: Gary T. Mize
VP, CFO: Wil F. Saqueton
Executive  VP: Scott Larsen
Investment Highlights
Experienced Management: • Track record of success.
• In country experience.
• Reinvigorated strategy, asset
rationalization underway.
Differentiated Portfolio: • Base production from conventional assets with developmental upside.
• Eastern Europe/Middle East provides
exposure to established hydrocarbon
trend in underexploited areas with
attractive fiscal terms and commodity
prices (Oil-Brent, Gas-Gazprom).
• Optionality of multiple shale targets
if/when the code gets cracked.
Substantial Upside: • Large unevaluated acreage position.
• Stacked pays - Shallow conventional
plays with deeper unconventional
potential.
• Several discoveries awaiting appraisal.

Areas of Operation

Turkey
Selmo: • 2
nd
largest oil field in Turkey (cum prod.)
• Largest producing asset.
• Directional pad drilling.
Thrace Basin: • Multi-pay natural gas opportunities.
• Conventional and unconventional targets.
Molla: • Recent discovery in Mardin formation
(estimated 2,500 acre structure).
• Shale oil and natural gas potential.
Arpatepe: • Recent 3D delineates established oil play.
• Exploration program underway.
Other: • Frontier basins offer under-explored, high
potential, oil and gas opportunities.
• Proximal to prolific Iraqi and Syrian giants.
Romania
Sud Craiova: • 50/50 joint venture with Sterling
Resources.
• Prospective for Silurian shale (natural gas).
Also holds Jurassic oil potential.
• Seeking additional joint venture partner(s)
to bear the cost of deep shale test.
Bulgaria
Koynare (Deventci): • Conventional natural gas discovery.
• Appraisal well by early 2012.
• Additional conventional and
unconventional prospects.
Etropole Shale: • Early-stage resource evaluation.
• Partners bearing exploration risk.
• Test well spud 9/27/2011.

8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
BOE/D
2008
2009
2010
1Q11
2Q11
3Q11
4Q11
YE11

80
70
60
50
40
30
20
10
0
MMBOE
Possible
Probable
Proved
2008
2009
2010

Reserve Profile
(1)
Asset Characteristics

Natural
Gas
25%
Oil
75%
Undeveloped
48%
Developed
52%
2Q11 Production Profile Growth Profile
(1)
Oil
60%
Natural
Gas
40%
Selmo
57%
Thrace
33%
Other
10%
(1) Pro-forma YTD acquisitions and divestitures. Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2010 based on $79.00/barrel and $7.77/Mcf and
Pro Forma for TBNG Acquisition assuming 6/1/11 D&M reserve report based on $92.00/barrel and $7.64/Mcf for gas. BOE conversions are calculated by the Company.

TRANSATLANTIC Petroleum Ltd.

TRANSATLANTIC Petroleum Ltd.

Recent Developments
Announced Intent to Sell Drilling Services Business
• Retained PPHB to act as financial advisor in connection with the sale, transfer, or other disposition of Viking International and Viking Geophysical.
• If consummated, proceeds allow for debt reduction and growth capital.
• Dalea credit agreement maturity extended to March 31, 2012.
Molla - New Field Discovery in Mardin Group
• Discovery well (Gosku-1) had an IP rate of 340 bbl/d.
• Estimated 2,500 acre structure, delineation underway.
•
TAT holds 100% working interest.
• Several additional structures nearby.
Bulgarian Farm-out Agreement
• LNG Energy, Ltd. (TSX Venture: LNG) will initially fund up to US$7.5 million to immediately drill, core and test an approximately 10,500 foot (3,200 meter) exploration well on the A-Lovech exploration license targeting the Etropole shale formation. Well was spud 9/27/2011.
• If successful, and we are subsequently awarded a production concession, LNG will fund up to an additional US$12.5 million, of which US$7.5 million is expected to be used to drill a second well or for other exploration activities on the Etropole
Concession.
• TransAtlantic retains 160,000 acre northern section (“Koynare Area”) that contains a conventional gas discovery in the
Jurassic-aged Orzirovo formation and is also prospective for the Etropole.

BULGARIA
GEORGIA
ARMENIA
AZERBAIJAN
IRAN
TURKIYE
GREECE
CYPRUS
SYRIA
IRAQ
LEBANON
Acıbadem
Banarli
Tuz Golu
Tuz Golu South
Gurun
Malatya
Gaziantep
Adana
Molla
Bozova
Germav
Midyat
Selmo
Idil
Legend
Farm-in
TransAtlantic Petroleum Licenses, Farm-out and Joint Ventures
0 50 100 200 300 400
Kilometers

Turkey: Overview

Thrace Basin
Key Fields/Basins: TBNG, Habiller, Alpullu, Temrez, Adatepe,
Edirne, Gorceler, Pelit
Proved Reserves: 23.7 Bcf (~2 Bcf deep formations) (1)
2Q11 Production: 9.0 MMcf/d (inc. 23 days of TBNG)
Thrace Basin
Southeast
Central
Southeast
Key Fields/Basins: Selmo, Molla, Arpatepe, Bakuk
Proved Reserves: 13.2 MMboe (1)
2Q11 Production: 2.4 Mboe/d
Central
Key Fields/Basins: Tuz Golu, Sivas, Gurun, Adana
Proved Reserves: 0.0 MMboe
2Q11 Production: 0.0 Mboe/d
Turkey’s  Energy  Profile
2010 Population: 75,705,147
2010 GDP: $735.3 billion
2009 Oil Consumption: 703.2 Mbbls/d
2009 Oil Production: 53.0 Mbbls/d
2009 Nat Gas Consumption: 3,391 MMcf/d
2009 Nat Gas  Production: 68 MMcf/d
Source:  The World Bank & Energy Information Administration (EIA) (1) Pro-forma YTD acquisitions and aforementioned D&M reserve reports. BOE conversions are calculated by the Company.

Selmo
Molla
TURKEY
Dadas Deposition Area
XI
X
IX
Arpatepe
Germav
MARDIN
Midyat
Bakuk
Idil
Legend
City Centers
TransAtlantic Petroleum Licenses and Joint Ventures
Dadas Deposition Area
0
50
100
Kilometers

SE TURKEY
Syria
Suture
Silurian/Ordovician sources Mature
Paleozoic source rocks immature
Silurian/Ordovician sources Mature
Tertiary
U.Cretaceous
Oil Window
North
South
Paleozoic
Migration
Oil Window

Turkey: Southeast

Selmo
• 100% working interest.
• 2
nd
largest oil field in Turkey
(cumulative production).
• Largest producing asset (2.3 Mbbl/d).
• 4Q11 frac program planned
Molla
• 100% working interest.
• Recent discovery in Mardin group
(estimated 2,500 acre structure).
• Planning appraisal work
• Shale oil potential.
Arpatepe
• 50% working interest.
• Appraisal and exploration program
underway driven by 3D seismic.
Bakuk
• 50% working interest.
• Gas discovery  - excellent well.
• Limited market access until 2H12.
• Additional large target.

TRANSATLANTIC Petroleum Ltd.

Depth
MRD Depth Structure

TRANSATLANTIC Petroleum Ltd.

Turkey: Southeast – Selmo

Selmo Overview
• 100% working interest.
• Discovered by Mobil in 1964 and located near the prolific
Zagros fold belt, which encompasses the oil fields of Iran
and Iraq.
• Second largest oil field in Turkey by cumulative
production (85.4 million barrels). Oil is 34° API.
• 41 producing wells, 39 PUD locations, 8 probable
locations (1) .
• Frac program to begin during 4Q11.
(1) As defined in aforementioned D&M reserve reports.

Turkey: Southeast – Arpatepe

Arpatepe Overview
• License area covers 95,869 acres.
• 50% working interest.
• The Arpatepe-1 and Arpatepe-2 wells represent Turkey’s
first and second economic discoveries of crude oil from
deeper, onshore Paleozoic sandstone formations.
• 3 producing wells.
• Arpatepe-4 completing after encountering the target
Bedinan sands formation.
• Arpatepe-6 drilling.
• 4 additional PUD locations, 4 probable locations.

Scale = 1:50000
0
4167
8333
12500
0 500 1000 1500 2000 2500 m

Kastel Field
Cumulative Production: 12.8 MMBO
4173
Molla Field
Cumulative Production: 20.6 MBO
Goksu Field
4174
3118

Turkey: Southeast – Molla Discovery (Goksu)

Molla Overview
• License areas covers 52,100 acres.
• 100% working interest.
• Northwestern offset to Arpatepe license and lies just
south of a 12+ MMbbl field (Kastel).
• Seismic identified 2,500 acre structure
• Discovery well (Goksu-1) produced 340 bbl/d with a 20%
water cut on restricted choke after a light acid skin
stimulation.
• Appraisal well planned for 4Q11.

BULGARIA
GREECE
TURKIYE
N
4037
3839
3648
4288
4200
3792
3791
4861
2926
3864
3734
4532
3858
3931
3934
4126
4094
Legend
Operated Licenses
Non-Operated Licenses
Fields
0 5 10 20 30 40 50
Kilometers

VIKING

Turkey: Thrace Basin

TBNG
Alpullu
Temrez
Edirne
Adatepe, Pelit, Gocerler
TBNG
• Pilot frac program on shallow natural
gas wells underway.
• Recompletion program has added 8
MMcf/d to-date.
Alpullu / Temrez
• Seismic interpretation underway, 60
prospects identified; 10-60 Bcfe
targets (1) .
• Recently spud Pancarkoy prospect (60
Bcf prospective resources) (1) .
Adatepe/Gocerler
• Acquiring and interpreting seismic.
• Recompletion and in-fill drilling at
Gocerler to commence in 1Q12.
• Indentified 25 Bcf (1) of shallow
prospects on 4288.
Edirne
• July 2011 approval of wholesale
natural gas license.
• Seeking partner to drill deeper S.
Habbilar prospect (License 4037).
(1) Internal prospective resource estimate prepared 6/30/11

Pancarkoy-1 1' 9
Mezardere Frac Sand-1 @ 2340 md-mt
Mezardere Frac Sand-2 @ 2500 md-mt
Mezardere Frac Sand-3 @ 2850 md-mt
Side-track section
~ 2000m – 3100m

Turkey: Thrace Basin – Pancarkoy Underway

Pancarkoy-1ST
• Spud 10/1/2011.
• Re-entry well to frac potentially gas bearing  Mezardere sands at 2,300-2,850 meters.
• 60 Bcf gross unrisked best estimate prospective resources. (1)
(1) Internal  prospective  resource estimate prepared 6/30/11

Sivas
Tuz Golu
TURKEY
Gurun
Malatya
Tuz Golu South
Gaziantep
Adana
Legend
TransAtlantic Petroleum Licenses, Farm-out and Joint Ventures
0 50 100
Kilometers

BLACK SEA
Sivas
Thrace
Tuz Golu
Gurun

Turkey: Central

Overview
• Frontier basins offer under-explored,
high potential, oil and gas
opportunities.
• Proximal to prolific Iraqi and Syrian
fields and infrastructure.
• Seeking exploration partners.
Sivas
• 100% working interest.
• ~1.6 million acres
• Relatively unexplored tertiary basin
with working petroleum systems.
Tuz Golu / Tuz Gulu South
• 100% working interest.
• ~1.2 million acres
• Relatively unexplored tertiary basin
with active hydrocarbon generation.
Other
• Multiple petroleum systems.
• Identified shallow amplitude play in
untested Miocene sands
• Biogenic gas and deeper Miocene
carbonate potential.

25 Km
Romania
Bulgaria
Extent of Etropole Gas Shale Play
A-Lovech License
Devonte Play
L. Jurassic HTD
Devental Area
Delni Dabnik Field
Middle Triassic HTD
Chiren Gas
Storage Field
Aglen License
Lukovit
Aglen Field
Dragana

Bulgaria

Overview
• The A-Lovech exploration license covers approximately
565,000 acres (2,288 square kilometers) in NW Bulgaria.
• All acreage is prospective for the Etropole shale formation.
• Proximal to existing natural gas infrastructure.
• Attractive terms: 2.5%-30% royalty and 10% corporate tax.
LNG Energy Agreement
• LNG Energy , Ltd. (TSX Venture: LNG) to fund initial CapEx to earn 50% interest in up to 405,000 acre future concession.
• LNG will fund up to US$7.5MM to immediately drill, core
and test a ~10,500 foot (3,200 meter) exploration well
targeting the Etropole shale formation. Spud 9/27/2011.
• Upon award of a production concession, LNG will fund up to an additional US$12.5MM, of which US$7.5MM is to be
used to drill a second well or for other exploration activities.
Koynare (Deventci)
• 160,000 acres (648 square kilometers)
• Conventional gas discovery in the Jurassic-aged Orzirovo.
• Deventci R-1, is currently producing ~250 Mcf/d on a limited test basis. Waiting on award of production license (EIA
underway). Deventci-R2 to spud in November 2011.
• Seeking a development partner.
Bulgaria’s  Energy  Profile
2010 Population: 7,561,910
2010 GDP: $47.7 billion
2009 Oil Consumption: 110.0 Mbbls/d
2009 Oil Production: 2.9 Mbbls/d
2009 Nat Gas Consumption: 258 MMcf/d
2009 Nat Gas  Production: 0 MMcf/d
Source:  The World Bank & Energy Information Administration (EIA)

Romania
Danube River
Bulgaria
A-Lovech License
2295 sq km (566,681 acres)
Koynare
Production
Concession
Dolni Dabnik Field
Middle Triassic HTD
Recoverable Reserves 25.6 mmbo
Deventci Area
Discovery well
Peshtene R-11
Chiren Gas
Storage Field
Gas Transmission Line
Aglen License
7 sq km (1,728 acres)
Aglen Field
(Re-development project)
25 Km

Bulgaria – Etropole

Peshtene R-11
• On 9/27/2011 we spud a planned ~10,500 foot (3,200 meter)
exploration well to core and test the Etropole shale.
• Shale produced shows when drilling to deeper targets.
• Rock properties similar to prolific US shale plays, with more favorable terms (royalty and taxes) and commodity pricing.
• Etropole position is estimated to hold gross unrisked best estimate prospective resources of 11 Tcfe (1) .
(1) Internal estimate prepared as of November 2010 - represents potentially recoverable hydrocarbons from undiscovered accumulation(s) which are subject to both risk of discovery and development.

TransAtlantic Petroleum Ltd.

UKRAINE
Recently Acquired
(2010/11) Chevron Romanian and
Bulgarian Exploration licences
HUNGARY
MOLDOVA
Sud Craiova
Romania
SERBIA
BULGARIA

TransAtlantic Petroleum Ltd.

Romania

Overview
• 50% interest in 1,000,000 acres (400,000 with
unconventional potential)
• Sterling Resources-operated joint venture. Seeking
additional joint venture partner(s).
• Prospective for Silurian shale (natural gas). Also holds
Jurassic oil potential.
• Awarded license for Phase 2 Exploration Period.
• Well anticipated in 2012.
• Remaining commitment of 200 km 2D seismic.
• Chevron has recently acquired exploration licenses
straddling the eastern Bulgarian/Romanian border.
Romania’s  Energy  Profile
2010 Population: 21,449,980
2010 GDP: $161.6 billion
2009 Oil Consumption: 208.0 Mbbls/d
2009 Oil Production: 112.4 Mbbls/d
2009 Nat Gas Consumption: 1,247 MMcf/d
2009 Nat Gas  Production: 1,052 MMcf/d
Source:  The World Bank & Energy Information Administration (EIA)

TRANSATLANTIC Petroleum Ltd.

VIKING
INTERNATIONAL
RIG 10

VIKING
INTERNATIONAL

TRANSATLANTIC Petroleum Ltd.

Viking International & Viking Geophysical

Overview
• Viking International and Viking Geophysical, TransAtlantic’s wholly owned subsidiaries, collectively are a fully integrated service company committed to providing services to the oil and gas industry with the goal of exceeding the exploration needs of operators. Viking currently operates within the regions of Turkey, Bulgaria, and Northern Iraq.
Services include seismic, drilling, wireline, well servicing, and well fracing.
• 11 drilling rigs and 5 workover and completion rigs in Turkey. In addition, we managed three drilling rigs for others pursuant to management services agreements.
• We own one drilling rig in Morocco.
• TransAtlantic‘s Board of Directors has formed a special committee and retained Parks Paton Hoepfl & Brown to sell the company’s oilfield services business. We intend to complete the marketing of the drilling services business by early December 2011 and consummate the sale during the first quarter of 2012.

TRANSATLANTIC Petroleum Ltd.

TRANSATLANTIC Petroleum Ltd.

Financials: Market Valuation Disconnect

US$ millions $ / share
SEC PV10
(1)
$536.3 $1.47
Less: 2Q11 Net Debt -135.0 -0.37
Adjusted Proved Value: $401.3 $1.10
Shares selling meaningfully less than proved valuation alone.
Further overlooking meaningful oilfield services business value and upside from exploration.
Underappreciated Assets
Oilfield Services: • 11 drilling rigs.
• 5 workover and completion rigs.
• Seismic equipment and crews.
Exploration Portfolio: • Large unevaluated acreage position.
• Several discoveries awaiting appraisal.
• Stacked pays.
(1) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2010 based on $79.00/barrel and $7.77/Mcf.
The PV-10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own.
Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP. PV-10 should not be considered as an alternative to the standardized measure as defined under U.S. GAAP.
The following table provides a reconciliation of our PV10 to our standardized measure:
US $ thousands
Total PV 10 $536,282
Future income taxes (143,000)
Discount of future income taxes at 10% per annum 45,085
Standardized measure $438,367

TransAtlantic Petroleum Ltd.

TransAtlantic Petroleum Ltd.

2Q11 Financial & Operating Results

Three Months Six Months
Q2 Q2 30-Jun 30-Jun
(in millions, except per share) 2011 2010 2011 2010
Revenues (millions)
$35.51 $18.60 $67.71 $31.00
Production & LOE Expense
$4.16 $4.70 $8.26 8.89
Exploration Expense
11.13 8.12 24.91 15.51
Revaluation of contingent consideration
1.25 - 1.25 -
General & Administrative Expense
10.25 6.77 20.50 12.55
Depletion, Depreciation & Amortization
13.14 4.30 21.64 7.34
Total Cost & Expense
$39.92 $23.90 $76.56 $44.28
Net Operating  Loss
$4.41 $5.29 $8.85 $13.29
Net loss from continuing operations
$8.95 $4.61 $27.30 $13.49
Net loss from continuing operations per share
$0.03 $0.02 $0.08 $0.04
EBITDAX (non-GAAP)  Gain*
$14.53 $5.76 $27.87 $6.01
EBITDAX (non-GAAP) per diluted share Gain*
$0.04 $0.02 $0.08 $0.02
*From continuing operations, including TBNG

$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
LOE ($ / BOE)
1H11
TBNG
Viking Sale
Pro-Forma

Unit LOE Waterfall – Pro Forma 21

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

EBITDAX Reconciliation

(in millions) Q2-11 Q2-10 Q1-11
Net Loss from continuing operations ($8,948) ($4,609) ($18,356)
Add back:
Income tax $1,127 $1,475 $531
Interest expense 3,695 654 3,776
Interest and other income (200) (126) (196)
Share-based compensation / rsu & options 400 331 557
Exploration, abandonment and impairment 4,463 4,149 7,232
Seismic and other exploration expense 939 2,273 1,489
Gain/loss on commodity derivative contracts (154) (3,034) 9,311
Foreign Currency 75 348 485
Depreciation, depletion and accretion 13,135 4,302 8,505
EBITDAX For the Period Ended $14,532 $5,763 $13,334
This presentation references estimated EBITDAX, which is a non-GAAP financial measure that represents earnings from continuing operations before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense.
The Company believes EBITDAX assists management and investors in comparing the Company’s performance and ability to fund capital expenditures and working capital requirements on a consistent basis without regard to depreciation, depletion and amortization, impairment of natural gas and oil properties and exploration expenses, which can vary significantly from period to period.  In addition, management uses EBITDAX as a financial measure to evaluate the
Company’s operating performance.  EBITDAX is also widely used by investors and rating agencies.
EBITDAX is not a measure of financial performance under GAAP.  Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP. Information regarding income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense is unavailable on a forward looking basis. Net income, income from operations, or cash flow provided by operating activities may vary materially from EBITDAX.  Investors should carefully consider the specific items included in the computation of EBITDAX.  The Company has disclosed EBITDAX to permit a comparative analysis of its operating performance and debt servicing ability relative to other companies.

TransAtlantic Petroleum Ltd.

TransAtlantic Petroleum Ltd.

Investor Contact Information
Chad W. Potter, CFA
VP – Finance / Investor Relations
(214) 265-4746
chad.potter@tapcor.com
Wil F. Saqueton
VP – Chief Financial Officer
(214) 265-4743
wil.saqueton@tapcor.com
TransAtlantic Petroleum, Ltd.
16803 Dallas Parkway
P.O. Box 246
Addison, TX 75001-0246